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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 13, 2007
                                                  (November 12, 2007)



                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

                Delaware                001-33016            68-0629883
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    (State or other jurisdiction of     Commission        (I.R.S. Employer
     incorporation or organization)    File Number       Identification No.)


16701 Greenspoint Park Drive, Suite 200
            Houston, Texas                                    77060
 -------------------------------------                        -----
(Address of principal executive offices)                   (Zip Code)

                                 (281) 408-1200
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01.  Other Items.

         On November 12, 2007, the registrant issued a press release announcing that it had entered into several hedging transactions to help mitigate its future commodity price and interest rate exposure. The press release is filed with this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.


Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

                  99.1     Press Release dated November 12, 2007


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         EAGLE ROCK ENERGY PARTNERS, L.P.

                                         By:      Eagle Rock Energy GP, L.P.,
                                                  its general partner

                                         By:      Eagle Rock Energy G&P, LLC,
                                                  its general partner


Date: November 13, 2007         By:      /s/ Alfredo Garcia
                                         ---------------------------------------
                                         Alfredo Garcia
                                         Senior Vice President, Corporate
                                         Development